Exhibit 99.1
Footnotes to Form 4

(1)
The shares of common stock were sold pursuant to a public offering of the common stock of the Issuer pursuant to the prospectus supplement dated November 12, 2024, to the registration statement on Form S-3 (File No. 333-268197).

(2)
Represents shares of common stock sold by the following entities: (i) 479,456 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 520,408 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 388,024 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 605,904 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 1,462,384 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 238,856 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 204,280 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 60,536 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 536,312 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 498,704 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 490,080 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 1,124,632 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 227,496 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 385,848 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 229,952 shares of common stock sold by Advent International GPE VIII-K Limited Partnership;(xvi) 208,984 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 17,696 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 110,288 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 21,264 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 14,712 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 174,184 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds” and together with the Advent VIII Luxembourg Funds and the Advent VIII Cayman Funds, the “Advent VIII Funds”).

(3)
Following the reported transactions, Advent International, L.P. (f/k/a Advent International Corporation, “Advent”) manages funds that collectively own 19,189,784 shares of common stock of the Issuer, which are represented as follows: (i) 1,150,082 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 1,248,314 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 930,762 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership (iv) 1,453,397 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 3,507,851 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 572,950 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 490,012 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 145,209 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (ix) 1,286,463 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (x) 1,196,254 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xi) 1,175,567 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xii) 2,697,679 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xiii) 545,700 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (xiv) 925,542 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xv) 551,590 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xvi) 501,295 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xvii) 42,449 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xviii) 264,550 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 51,008 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xx)35,290 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 417,820 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership.

(4)
GPE VIII GP S.a.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.a.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. Advent is the manager of Advent International GPE VIII, LLC, and Advent International GP, LLC is the general partner of Advent, and may each be deemed to have voting and dispositive power over the shares held by the Advent VIII Funds.

(5)
Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of any of the reported shares for purposes of Section 16 or any other purpose.